SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   Form 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported)  February 9, 1999
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                    Puradyn Filter Technologies Incorporated
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             (Exact name of registrant as specified in its charter)


          Delaware                  0-29192                    14-1708544
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(State or other jurisdiction      (Commission               (I.R.S. Employer
      of incorporation)           File Number)             Identification No.)


3020 High Ridge Road, Suite 100, Boynton Beach, Florida    33426
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:   (561) 547-9499
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          (Former name or former address, if changed since last report)



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ITEM 4.  Changes in Registrant's Certifying Accountant.

On January 6, 1999, the Company dismissed its independent certified accountant, Richard A. Eisner & Company, LLP. The opinion of the Richard A. Eisner & Company, LLP on the financial statements of the Company for each of the years ended December 31, 1997 and 1996 did not contain any disclaimer of opinion or qualification or modification as to audit scope, or accounting principles, however their report included a paragraph as to the uncertainty of the company's ability to continue as a going concern.

During the two years ended December 31, 1997 and the subsequent interim period preceding the dismissal, there were no disagreements with Richard A. Eisner & Company, LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Also, on January 8, 1999, the Company appointed Durland & Company as its new independent certified accountant. Both the dismissal of Richard A. Eisner & Company, LLP and the appointment of Durland & Company were approved by the Company's Board of Directors.


Item 7 -Financial Statements and Exhibits.

(c)      Exhibit
               (1) Letter from Richard A. Eisner & Company, LLP dated February 8, 1999.

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

                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    PURADYN FILTER TECHNOLOGIES INCORPORATED




                                    By:   /s/ Alan S. Sandler
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                                              Alan S. Sandler, President


February 9, 1999



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